UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in charter)

MARYLAND	1-12672	77-0404318
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314

(Address of principal executive offices) (Zip Code)

(703) 329-6300

(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure.

In connection with the filing of the Form 10-Q of AvalonBay Communities, Inc. (the “Company”) for the quarter ended June 30, 2002 (the “Report”), the Chief Executive Officer and the Chief Financial Officer of the Company each certified pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

	By:	/s/	Thomas J. Sargeant
Thomas J. Sargeant
Executive Vice President and Chief
Financial Officer

Dated: August 14, 2002